Exhibit 10.33

SECOND EXTENSION AND AMENDMENT TO

QUARTZ SAND PRODUCTS PURCHASE AGREEMENT

This Second Extension and Amendment to Quartz Sand Products Purchase Agreement, effective as of December 31, 2011 (the “Second Extension and Amendment”), by and between Unimin Corporation (“Seller”) and Momentive Performance Materials Quartz, Inc. (formerly known as GE Quartz, Inc.) (“Buyer”). Defined terms used herein and not otherwise defined herein shall have the meanings given such terms in the “Agreement” (as defined herein below).

WHEREAS, Seller and Buyer are parties to a certain Quartz Sand Products Purchase Agreement, effective as of February 15, 2005, as amended, including but not limited to that certain Extension and Amendment to Quartz Sand Products Purchase Agreement effective as of December 31, 2010 (together, the “Agreement”); and

WHEREAS, Seller and Buyer wish to amend the Agreement to provide for an extension of the term thereof and certain other changes thereto as provided herein;

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the Seller and Buyer do hereby agree that the Agreement is amended as follows:

1.     The Extension Term is extended through June 30, 2012.

2.     Notwithstanding anything in the Agreement to the contrary, during the period January 1, 2012 through June 30, 2012 the prices for: (i) [***] shall be [***] per short ton, (ii) [***], shall be [***] per short ton, (iii) [***] shall be [***] per short ton, and (iv) [***] shall be [***] per short ton.

3.     The Agreement, as amended hereby, remains in full force and effect and is hereby ratified and affirmed.

IN WITNESS WHEREOF, the parties have caused this Second Extension and Amendment to be duly executed effective as of the date first written above.

MOMENTIVE PERFORMANCE MATERIALS QUARTZ, INC.		UNIMIN CORPORATION

By:	/s/ Authorized Person	By:	/s/ Authorized Person

Date:	2/28/12

Legend

*** - indicates Confidential Terms redacted pursuant to Rule 406. Such redacted material has been filed separately with the Securities Exchange Commission.